Exhibit 99.1

Catalent Announces Next Generation of Cell & Gene Therapy Leadership

SOMERSET, N.J. – April 30, 2020 — Catalent, Inc. (NYSE: CTLT), the leading global provider of advanced delivery technologies, development, and manufacturing solutions for drugs, biologics, cell and gene therapies, and consumer health products, today announced the appointment of Manja Boerman, Ph.D., to the role of President, Cell & Gene Therapy, effective June 1, 2020. In this new role, Dr. Boerman will lead all of Catalent’s cell & gene therapy businesses worldwide. Dr. Boerman will continue to report to Karen Flynn, Catalent’s President of Biologics and Chief Commercial Officer.

Pete Buzy, who has led the Catalent Gene Therapy business since the company’s acquisition of Paragon Bioservices in May 2019, will be retiring but will remain with the company as Chairman of Catalent Gene Therapy in an advisory capacity for the next 12 months to support Dr. Boerman as she transitions into her new role. Dr. Boerman has already been leading Catalent’s cell therapy business since the acquisition of MaSTherCell in February 2020.

Succeeding Dr. Boerman, Catalent also today announced the appointment of Mario Gargiulo as Region President, Biologics – Europe, as well as his appointment to the company’s Executive Leadership Team.

“Working in concert and under Manja’s strong leadership, our cell & gene therapy businesses will continue their substantial growth and maturation over the past 12 months and further extend our leadership position in the biotech industry,” said Karen Flynn, President of Biologics and Chief Commercial Officer. “We are excited to have high-performing talent in place to drive our cell & gene therapy businesses to the next stage in their natural evolution and development as we continue to expand and enhance our innovative solutions for our customers and fulfil our mission in helping people live better, healthier lives.”

Alessandro Maselli, Catalent’s President & Chief Operating Officer, added, “I would like to thank Pete Buzy, under whose guidance our gene therapy business has seen significant growth and continuous investment to meet strong and growing demand for adeno-associated virus vectors, next-generation vaccines, and oncolytic viruses. I am glad that Pete will continue to provide his invaluable experience and insights for the next 12 months for the benefit of our customers and their patients, particularly while we are in the midst of significant growth initiatives.”

Dr. Boerman joined Catalent in December 2019 with more than 20 years’ experience in biotech and pharmaceutical services, and significant experience as a senior executive in start-up environments and global late-stage clinical development for cell therapy products. She most recently served as president of Aesica Pharmaceuticals, a UK-based CDMO, and before that as CEO for a Netherlands-based biotech and as Executive Director for Charles Rivers Laboratories where she helped open a new biologics facility in Boston. In addition, she served as president of Patheon Biologics where she significantly grew the customer base and growth path for biologics through organic activities and acquisitions. Manja holds a doctorate in Biochemistry from the State University of New York - Buffalo.

Since he joined Catalent in 2017, Mr. Gargiulo has held a number of leadership roles, most recently as vice president of operations, Biologics. He joined the company from Merck & Co.’s External Manufacturing organization, having previously spent most of his career at Bristol Myers Squibb in various operations leadership roles including vice president of global pharmaceutical manufacturing. In addition to his new role, he will continue to oversee operations for all Catalent Biologics sites globally. Mario holds a degree in Chemistry from the University of Naples, Italy.

About Catalent

Catalent, Inc. (NYSE: CTLT), is the leading global provider of advanced delivery technologies, development, and manufacturing solutions for drugs, biologics, cell and gene therapies, and consumer health products. With over 85 years serving the industry, Catalent has proven expertise in bringing more customer products to market faster, enhancing product performance and ensuring reliable global clinical and commercial product supply. Catalent employs over 13,500 people, including over 2,400 scientists and technicians, at more than 40 facilities, and in fiscal year 2019 generated over $2.5 billion in annual revenue. Catalent is headquartered in Somerset, New Jersey. For more information, visit www.catalent.com

More products. Better treatments. Reliably supplied.™

Forward-Looking Statement

This release contains both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “foresee,” “likely,” “may,” “will,” “would” or other words or phrases with similar meanings. Similarly, statements that describe the Company’s objectives, plans or goals are, or may be, forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from Catalent, Inc.’s expectations and projections. Some of the factors that could cause actual results to differ include, but are not limited to, the following: the current or future effects of the COVID-19 pandemic on the Company's and its clients' businesses; participation in a highly competitive market and increased competition that may adversely affect the business of the Company; demand for the Company’s offerings, which depends in part on the Company’s customers’ research and development and the clinical and market success of their products; product and other liability risks that could adversely affect the Company’s results of operations, financial condition, liquidity and cash flows; failure to comply with existing and future regulatory requirements; failure to provide quality offerings to customers could have an adverse effect on the Company’s business and subject it to regulatory actions and costly litigation; problems providing the highly exacting and complex services or support required; global economic, political and regulatory risks to the operations of the Company; inability to enhance existing or introduce new technology or service offerings in a timely manner; inadequate patents, copyrights, trademarks and other forms of intellectual property protections; fluctuations in the costs, availability, and suitability of the components of the products the Company manufactures, including active pharmaceutical ingredients, excipients, purchased components and raw materials; changes in market access or healthcare reimbursement in the United States or internationally; fluctuations in the exchange rate of the U.S. dollar against other currencies, including as a result of the U.K.’s exit from the European Union; adverse tax legislative or regulatory initiatives or challenges or adjustments to the Company’s tax positions; loss of key personnel; risks generally associated with information systems; inability to complete any future acquisition or other transaction that may complement or expand the Company’s business or divest of non-strategic businesses or assets and difficulties in successfully integrating acquired businesses and realizing anticipated benefits of such acquisitions; risks associated with timely and successfully completing, and correctly anticipating the future demand predicted for, capital expansion projects at existing facilities, offerings and customers’ products that may infringe on the intellectual property rights of third parties; environmental, health and safety laws and regulations, which could increase costs and restrict operations; labor and employment laws and regulations or labor difficulties, which could increase costs or result in operational disruptions; additional cash contributions required to fund the Company’s existing pension plans; substantial leverage resulting in the limited ability of the Company to raise additional capital to fund operations and react to changes in the economy or in the industry; and exposure to interest-rate risk to the extent of the Company’s variable-rate debt preventing the Company from meeting its obligations under its indebtedness. For a more detailed discussion of these and other factors, see the information under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019, filed August 27, 2019. All forward-looking statements speak only as of the date of this release or as of the date they are made, and Catalent, Inc. does not undertake to update any forward-looking statement as a result of new information or future events or developments except to the extent required by law.